UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   May 31, 2005

GAIAM, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado (State or Other Jurisdiction of Incorporation)	0-27515 (Commission File Number)	84-1113527 (IRS Employer Identification No.)

360 Interlocken Boulevard, Broomfield, Colorado 80021
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 222-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
               240.14d-2(b))

            Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
               240.13e-4(c))

TABLE OF CONTENTS

Section 1 – Registrant’s Business and Operations

Item 1.01     Entry into a Material Definitive Agreement

        On May 31, 2005, Gaiam, Inc. and Wells Fargo Bank, National Association, entered into a Change in Terms Agreement, which extends to July 30, 2005 the scheduled maturity date of the $15,000,000 Promissory Note and Loan Agreement dated December 31, 2002, as amended by a Change in Terms Agreement dated January 21, 2005, between Gaiam and Wells Fargo. The foregoing summary of the Change in Terms Agreement is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.		Description of Exhibit

99.1		Change in Terms Agreement dated May 31, 2005, between Gaiam, Inc. and Wells Fargo Bank, National Association

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC. By: /s/ Janet Mathews Janet Mathews Chief Financial Officer
Date: June 3, 2005 Exhibit Index

99.1	Change in Terms Agreement dated May 31, 2005, between Gaiam, Inc. and Wells Fargo Bank, National Association

Exhibit 99.1

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call/Col	Account	Officer Initials
$15,000,000.00	5-31-2005	7-30-2005	2275220168-34		346969	K4758

Borrower:	Gaiam, Inc. 360 Interlocken Blvd, Suite 300 Broomfield, CO 80021-3428	Lender	Wells Fargo Bank, National Association Boulder 1242 Pearl Street Post Office Box 227 Boulder, CO 80306

Principal Amount: $15,000,000.00	Initial Rate: 5.500%	Date of Agreement: May 31, 2005

DESCRIPTION OF EXISTING INDEBTEDNESS. Promissory Note dated December 20, 2002 in the original principal amount of $15,000,000.00, executed by Borrower, payable to Lender.

DESCRIPTION OF CHANGE IN TERMS. The term of the Note has been extended from May 31, 2005 to July 30, 2005. Payments as described in the Note shall continue on the same day of each month until the new maturity date, at which time all unpaid principal, accrued interest and any other unpaid amounts will be in full.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodating parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

FACSIMILE AND COUNTERPART. This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer’s execution.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER: GAIAM, INC. By: /s/ Lynn Powers Lynn Powers, Secretary/Treasurer of Gaiam, Inc.